Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made as of the 19th day of February, 2008

AMONG:

JPG ASSOCIATES, INC., a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at 846 Glendale Road

Wilbraham, MA  01095 (“JPG”)

AND:

PACKITGREEN HOLDINGS, INC., a company formed pursuant to the laws of the State of Nevada and having an office for business located at 4320 Ocean Park Blvd. Suite 3000 Santa Monica, California ("PackItGreen")

AND:

The shareholders of PackItGreen, each of whom are set forth on the signature page of this Agreement (the “PackItGreen Shareholders”)

WHEREAS:

A.

The PackItGreen Shareholders own 30,056,000 shares of common stock, $0.0001 par value, being 100% of the presently issued and outstanding PackItGreen Shares;

B.

JPG was incorporated on May 24, 2006 and became an SEC reporting company on May 11, 2007;

C.

The respective Boards of Directors of JPG and PackItGreen deem it advisable and in the best interests of JPG and PackItGreen that PackItGreen become a wholly-owned subsidiary of JPG (the “Acquisition”) pursuant to this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Definitions

1.1

In this Agreement the following terms will have the following meanings:

(a)

“Acquisition” means the Acquisition, at the Closing, of PackItGreen by JPG pursuant to this Agreement;

(b)

“Acquisition Shares” means the 30,056,000 JPG Common Shares to be issued to the PackItGreen Shareholders at Closing pursuant to the terms of the Acquisition;

(c)

“Agreement” means this share exchange agreement among JPG, PackItGreen, and the PackItGreen Shareholders;

(d)

“Closing” means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

(e)

“Closing Date” means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived, but in any event no later than February 29, 2008;

(f)

“JPG Accounts Payable and Liabilities” means all accounts payable and liabilities of JPG, on a consolidated basis, due and owing or otherwise constituting a binding obligation of JPG pursuant to JPG Financial Statements;

(g)

“JPG Accounts Receivable” means all accounts receivable and other debts owing to JPG, on a consolidated basis, as of September 30, 2007;

(h)

“JPG Assets” means the undertaking and all the property and assets of the JPG Business of every kind and description wheresoever situated including, without limitation, JPG Equipment, JPG Inventory, JPG Material Contracts, JPG Accounts Receivable, JPG Cash, JPG Intangible Assets and JPG Goodwill, and all credit cards, charge cards and banking cards issued to JPG;

(i)

“JPG Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of JPG relating to the JPG Business;

(j)

“JPG Business” means all aspects of any business conducted by JPG;

(k)

“JPG Cash” means all cash on hand or on deposit to the credit of JPG on the Closing Date;

(l)

“JPG Common Shares” means the shares of common stock in the capital of JPG;

(m)

“JPG Debt to Related Parties” means the debts owed by JPG to any affiliate, director or officer of JPG;

(n)

“JPG Equipment” means all machinery, equipment, furniture, and furnishings used in the JPG Business;

(o)

“JPG Financial Statements” means, collectively, the unaudited financial statements of JPG for the period ended September 30, 2007;

(p)

“JPG Goodwill” means the goodwill of the JPG Business including the right to all corporate, operating and trade names associated with the JPG Business, or any variations of such names as part of or in connection with the JPG Business, all books and records and other information relating to the JPG Business, all necessary licenses and authorizations and any other rights used in connection with the JPG Business;

(q)

“JPG Insurance Policies” means the public liability insurance and insurance against loss or damage to the JPG Assets and the JPG Business;

(r)

“JPG Intangible Assets" means all of the intangible assets of JPG, including, without limitation, JPG Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of JPG and its subsidiaries;

(s)

“JPG Inventory” means all inventory and supplies of the JPG Business as of September 30, 2007;

(t)

“JPG Material Contracts” means the burden and benefit of and the right, title and interest of JPG in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which JPG or its subsidiaries are entitled whereunder JPG are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice;

(u)

“Place of Closing” means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as JPG and PackItGreen may mutually agree upon;

(v)

“PackItGreen Accounts Payable and Liabilities” means all accounts payable and liabilities of PackItGreen, due and owing or otherwise constituting a binding obligation of PackItGreen (other than a PackItGreen Material Contract) as set forth in the PackItGreen Financial Statements;

(w)

“PackItGreen Accounts Receivable” means all accounts receivable and other debts owing to PackItGreen, as set forth in the PackItGreen Financial Statements;

(x)

“PackItGreen Assets“ means the undertaking and all the property and assets of the PackItGreen Business of every kind and description wheresoever situated including, without limitation, PackItGreen Equipment, PackItGreen Inventory, PackItGreen Material Contracts, PackItGreen Accounts Receivable, PackItGreen Cash, PackItGreen Intangible Assets and PackItGreen Goodwill, and all credit cards, charge cards and banking cards issued to PackItGreen;

(y)

“PackItGreen Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of PackItGreen or relating to the PackItGreen Business;

(z)

“PackItGreen Business” means all aspects of the business conducted by PackItGreen;

(aa)

“PackItGreen Cash” means all cash on hand or on deposit to the credit of PackItGreen on the Closing Date;

(bb)

“PackItGreen Debt to Related Parties” means the debts owed by PackItGreen and its subsidiaries to the PackItGreen Shareholders or to any family member thereof, or to any affiliate, director or officer of PackItGreen or the PackItGreen Shareholders as set forth in the PackItGreen Financial Statements;

(cc)

“PackItGreen Equipment” means all machinery, equipment, furniture, and furnishings used in the PackItGreen Business, including, without limitation, as set forth in the PackItGreen Financial Statements;

(dd)

“PackItGreen Financial Statements” means collectively, the unaudited financial statements of PackItGreen for the two fiscal years ended December 31, 2007, true copies of which are attached as Schedule “B” hereto;

(ee)

“PackItGreen Goodwill” means the goodwill of the PackItGreen Business together with the exclusive right of JPG to represent itself as carrying on the PackItGreen Business in succession of PackItGreen subject to the terms hereof, and the right to use any words indicating that the PackItGreen Business is so carried on including the right to use the name "PackItGreen” or “PackItGreen International" or any variation thereof as part of the name of or in connection with the PackItGreen Business or any part thereof carried on or to be carried on by PackItGreen, the right to all corporate, operating and trade names associated with the PackItGreen Business, or any variations of such names as part of or in connection with the PackItGreen Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the PackItGreen Business, all necessary licenses and authorizations and any other rights used in connection with the PackItGreen Business;

(ff)

“PackItGreen Intangible Assets” means all of the intangible assets of PackItGreen, including, without limitation, PackItGreen Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of PackItGreen and its subsidiaries;

(gg)

“PackItGreen Inventory” means all inventory and supplies of the PackItGreen Business;

(hh)

“PackItGreen Material Contracts” means the burden and benefit of and the right, title and interest of PackItGreen in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which PackItGreen is entitled in connection with the PackItGreen Business whereunder PackItGreen is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice;

(ii)

“PackItGreen Related Party Debts” means the debts owed by the PackItGreen Shareholders or by any family member thereof, or by any affiliate, director or officer of PackItGreen or the PackItGreen Shareholders, to PackItGreen as described in the PackItGreen Financial Statements;

(jj)

“PackItGreen Shares” means all of the issued and outstanding shares of PackItGreen's equity stock;

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2

The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3

Any reference to a particular “Article”, “section”, “paragraph”, “clause” or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement.  The Schedules to this Agreement are as follows:

Information concerning JPG

Schedule “A”

JPG Financial Statements

Information concerning PackItGreen

Schedule “B”

PackItGreen Financial Statements

Severability of Clauses

1.4

If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

ARTICLE 2

THE ACQUISITION

Exchange of Shares

2.1

The PackItGreen Shareholders hereby agree to Exchange the PackItGreen Shares for the Acquisition Shares on the Closing Date and to transfer to JPG on the Closing Date a 100% undivided interest in and to the PackItGreen Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Allocation of Consideration

2.2

The Acquisition Shares shall be allocated to the PackItGreen Shareholders on the basis of One Acquisition Share for each one PackItGreen Share held by a PackItGreen Shareholders.

Recapitalization of JPG; Purchase of JPG Shares

2.3

(a)

On the Closing Date, subject to the provisions set forth below, JPG shall cause its shareholders owning an aggregate of 9,790,000 of the then outstanding 10,000,000 shares to return such shares to JPG for cancellation in consideration of PackItGreen agreeing to pay such shareholders an aggregate of $550,000 (the “Purchase Price”) for such shares within ninety (90) days of the Closing. In order to complete this recapitalization and purchase, the Parties hereby agree as follows:

(i)

On the Closing Date, JPG shall cause its shareholders owning an aggregate of 7,790,000 of the then outstanding 10,000,000 shares of JPG to be returned to JPG for cancellation; and

(ii)

On the Closing Date, JPG shall cause its shareholders owning an additional 2,000,000 of the then outstanding 10,000,000 shares of JPG to be deposited in the name of a person mutually acceptable to the Parties at an account at ACAP Financial or such other brokerage firm as may be designated by the Parties (the “Escrow Shares”), with such account to be managed by a mutually agreed upon, un-affiliated third party, with the understanding that all or any remaining portion of the Escrow Shares not required to satisfy the Purchase price are to be immediately cancelled upon satisfaction of payment in full of the Purchase Price. For a period of ninety (90) days from the Closing, PackItGreen shall have an opportunity to deliver to the shareholders of JPG an aggregate of $550,000 as consideration for such shareholders agreeing to return the 9,790,000 JPG shares to JPG for cancellation. Should PackItGreen not make full payment of the Purchase Price to the JPG shareholders within ninety (90) days from the Closing, the Escrow Shares may be sold and the proceeds of up to the Purchase Price shall be delivered to the holders of such shares as the funds are received, with any remaining shares not having been required to be sold to satisfy the Purchase price being immediately cancelled.

(iii)

Following the Closing, the JPG shareholders shall return an additional 10,000 shares to JPG for cancellation in consideration of the Purchase Price.

Adherence with Applicable Securities Laws

2.4

The PackItGreen Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

(a)

the sale is to JPG;

(b)

the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

(c)

the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to JPG an opinion of counsel to that effect or such other written opinion as may be reasonably required by JPG.

The PackItGreen Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

OF JPG

Representations and Warranties

3.1

JPG hereby represents and warrants in all material respects to PackItGreen and the PackItGreen Shareholders, with the intent that PackItGreen and the PackItGreen Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

JPG - Corporate Status and Capacity

(a)

Incorporation. JPG is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware and in good standing with the office of the Secretary of State for the State of Delaware;

(b)

Carrying on Business. JPG conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business.  The nature of the JPG Business does not require JPG to register or otherwise be qualified to carry on business in any other jurisdictions;

(c)

Corporate Capacity. JPG has the corporate power, capacity and authority to own the JPG Assets and to enter into and complete this Agreement;

(d)

Reporting Status; Listing. JPG is required to file current reports with the Securities and Exchange Commission pursuant to section 13 of the Securities Exchange Act of 1934.  At present, there is no trading market for JPG;

JPG - Capitalization

(e)

Authorized Capital. The authorized capital of JPG consists of 75,000,000 shares of capital stock, divided into two classes: (i) 74,000,000 designated as common stock, par value $0.001, of which 10,000,000 shares of Common Stock are validly issued and outstanding, fully paid and non-assessable; and (ii) 1,000,000 shares designated as preferred stock at $0.001 par value, of which none are issued and outstanding.

(f)

No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of JPG Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of JPG;

JPG - Records and Financial Statements

(g)

Charter Documents. The charter documents of JPG and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of JPG;

(h)

Corporate Minute Books. The corporate minute books of JPG and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by JPG which required director or shareholder approval are reflected on the corporate minute books of JPG and its subsidiaries. JPG is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

(i)

JPG Financial Statements. The JPG Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of JPG, and the sales and earnings of the JPG Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(j)

JPG Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of JPG which are not reflected in the JPG Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the JPG Financial Statements, and JPG has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation.

(k)

JPG Accounts Receivable. All the JPG Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of JPG, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of JPG as of September 30, 2007, are described in Schedule “A” hereto;

(l)

No Debt to Related Parties. JPG will not, and on the Closing will not be, indebted to any affiliate, director or officer of JPG except accounts payable on account of bona fide business transactions of JPG incurred in normal course of the JPG Business, including employment agreements, none of which are more than 30 days in arrears;

(m)

No Related Party Debt to JPG. No director or officer or affiliate of JPG is now indebted to or under any financial obligation to JPG or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

(n)

No Dividends. No dividends or other distributions on any shares in the capital of JPG have been made, declared or authorized since the date of JPG Financial Statements;

(o)

No Payments. No payments of any kind have been made or authorized since the date of the JPG Financial Statements to or on behalf of officers, directors, shareholders or employees of JPG or its subsidiaries or under any management agreements with JPG or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(p)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting JPG;

(q)

No Adverse Events. Since the date of the JPG Financial Statements:

(i)

there has not been any material adverse change in the consolidated financial position or condition of JPG, its liabilities or the JPG Assets or any damage, loss or other change in circumstances materially affecting JPG, the JPG Business or the JPG Assets or JPG’ right to carry on the JPG Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting JPG, the JPG Business or the JPG Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by JPG to any of JPG’ officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

the JPG Business has been and continues to be carried on in the ordinary course,

(v)

JPG has not waived or surrendered any right of material value,

(vi)

JPG has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

(vii)

no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

JPG - Income Tax Matters

(r)

Tax Returns. All tax returns and reports of JPG required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by JPG and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(s)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by JPG or its subsidiaries.  JPG is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

JPG - Applicable Laws and Legal Matters

(t)

Licenses. JPG and its subsidiaries hold all licenses and permits as may be requisite for carrying on the JPG Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the JPG Business;

(u)

Applicable Laws. JPG has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the JPG Business, and JPG is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the JPG Business;

(v)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to JPG, the JPG Business, or any of the JPG Assets nor does JPG have any knowledge of any deliberate act or omission of JPG or its subsidiaries that would form any material basis for any such action or proceeding;

(w)

No Bankruptcy. JPG has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against JPG and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of JPG;

(x)

Labor Matters. JPG is not a party to any collective agreement relating to the JPG Business with any labor union or other association of employees and no part of the JPG Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of JPG, has made any attempt in that regard;

(y)

Finder's Fees. JPG is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(z)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of JPG;

(aa)

No Violation or Breach. The execution and performance of this Agreement will not:

(i)

violate the charter documents of JPG or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which JPG is a party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, the JPG Material Contracts, or any right or rights enjoyed by JPG,

(iii)

result in any alteration of JPG’ obligations under any agreement to which JPG is a party including, without limitation, the JPG Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the JPG Assets,

(v)

result in the imposition of any tax liability to JPG relating to the JPG Assets, or

(vi)

violate any court order or decree to which either JPG is subject;

The JPG Assets - Ownership and Condition

(bb)

Business Assets. The JPG Assets comprise all of the property and assets of the JPG Business, and no other person, firm or corporation owns any assets used by JPG in operating the JPG Business, whether under a lease, rental agreement or other arrangement;

(cc)

Title. JPG is the legal and beneficial owner of the JPG Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(dd)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the JPG Assets;

(ee)

JPG Insurance Policies. JPG maintains the public liability insurance and insurance against loss or damage to the JPG Assets and the JPG Business;

(ff)

No Default. There has not been any default in any material obligation of JPG or any other party to be performed under any of the JPG Material Contracts, each of which is in good standing and in full force and effect and unamended, and JPG is not aware of any default in the obligations of any other party to any of the JPG Material Contracts;

(gg)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of JPG. JPG is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

JPG Assets - JPG Equipment

(hh)

JPG Equipment. The JPG Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

JPG Assets - JPG Goodwill and Other Assets

(ii)

JPG Goodwill. JPG does not carry on the JPG Business under any other business or trade names. JPG does not have any knowledge of any infringement by JPG of any patent, trademarks, copyright or trade secret;

The JPG Business

(jj)

Maintenance of Business. Since the date of the JPG Financial Statements, JPG has not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

(kk)

Subsidiaries. JPG does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

JPG - Acquisition Shares

(ll)

Acquisition Shares. The Acquisition Shares when delivered to the PackItGreen Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of JPG, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2

The representations and warranties of JPG contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time.  Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by PackItGreen or the PackItGreen Shareholders, the representations and warranties of JPG shall survive the Closing.

Indemnity

3.3

JPG agrees to indemnify and save harmless PackItGreen and the PackItGreen Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of JPG to defend any such claim), resulting from the failure to disclose the existence of any material liability or the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by JPG to PackItGreen or the PackItGreen Shareholders hereunder.

ARTICLE 4

COVENANTS OF JPG

Covenants

4.1

JPG covenants and agrees with PackItGreen and the PackItGreen Shareholders that it will:

(a)

Conduct of Business. Until the Closing, conduct the JPG Business diligently and in the ordinary course consistent with the manner in which the JPG Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business.  Until the Closing, use its best efforts to preserve the JPG Business and the JPG Assets and, without limitation, preserve for PackItGreen JPG’s and its subsidiaries’ relationships with any third party having business relations with them;

(c)

Access. Until the Closing, give PackItGreen, the PackItGreen Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of JPG, and furnish to PackItGreen, the PackItGreen Shareholders and their representatives all such information as they may reasonably request; and

(d)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the JPG Assets notwithstanding the change in control of PackItGreen arising from the Acquisition.

Authorization

4.2

JPG hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting JPG and its subsidiaries to release any and all information in their possession respecting JPG and its subsidiaries to the PackItGreen Shareholders. JPG shall promptly execute and deliver to the PackItGreen Shareholders any and all consents to the release of information and specific authorizations which the PackItGreen Shareholders reasonably requires to gain access to any and all such information.

Survival

4.3

The covenants set forth in this Article shall survive the Closing for the benefit of PackItGreen and the PackItGreen Shareholders.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF

THE PACKITGREEN SHAREHOLDERS

Representations and Warranties

5.1

The PackItGreen Shareholders hereby jointly and severally represent and warrant in all material respects to JPG, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

PackItGreen - Company Status and Capacity

(a)

Formation. PackItGreen is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada and in good standing with the office of the Secretary of State for the State of Nevada or will be at time of closing;

(b)

Carrying on Business. PackItGreen carries on the PackItGreen Business primarily in the State of New York and carries on material business activity in other jurisdiction. The nature of the PackItGreen Business does not require PackItGreen to register or otherwise be qualified to carry on business in any jurisdiction;

(c)

Legal Capacity. PackItGreen has the legal power, capacity and authority to own PackItGreen Assets, to carry on the Business of PackItGreen and to enter into and complete this Agreement;

PackItGreen - Capitalization

(d)

Authorized Capital. The authorized capital of PackItGreen consists of 300,000,000 shares of common stock, $0.0001 par value;

(e)

Ownership of PackItGreen Shares. The issued and outstanding shares of PackItGreen common stock will on Closing consist of 30,056,000 shares of common stock, $0.0001 par value, (being the PackItGreen Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The PackItGreen Shareholders will be at Closing the registered and beneficial owners of the PackItGreen Shares. The PackItGreen Shares owned by the PackItGreen Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

(f)

Options, Warrants or Other Rights. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of PackItGreen Shares held by the PackItGreen Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of PackItGreen;

(g)

No Restrictions. There are no restrictions on the transfer, sale or other disposition of PackItGreen Shares contained in the charter documents of PackItGreen or under any agreement;

PackItGreen - Records and Financial Statements

(h)

Charter Documents. The charter documents of PackItGreen have not been altered since its formation date, except as filed in the record books of PackItGreen;

(i)

Minute Books. The minute books of PackItGreen are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by PackItGreen which required director or shareholder approval are reflected on the corporate minute books of PackItGreen. PackItGreen is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

(j)

PackItGreen Financial Statements. The PackItGreen Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of PackItGreen as of the date thereof, and the sales and earnings of the PackItGreen Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(k)

PackItGreen Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of PackItGreen which are not reflected in the PackItGreen Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the PackItGreen Financial Statements, and PackItGreen has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of PackItGreen as of December 31, 2007 are described in the PackItGreen Financial Statements;

(l)

PackItGreen Accounts Receivable. All the PackItGreen Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the PackItGreen Shareholders, any claim by the obligor for set-off or counterclaim.  Without limiting the generality of the foregoing, all accounts receivable of PackItGreen as of December 31, 2007, are described in Schedule “B” hereto;

(m)

No Debt to Related Parties. PackItGreen is not and on Closing will not be, indebted to the PackItGreen Shareholders nor to any family member thereof, nor to any affiliate, director or officer of PackItGreen or the PackItGreen Shareholders except accounts payable on account of bona fide business transactions of PackItGreen incurred in normal course of PackItGreen Business, including employment agreements with the PackItGreen Shareholders, none of which are more than 30 days in arrears;

(n)

No Related Party Debt to PackItGreen. No PackItGreen Shareholder nor any director, officer or affiliate of PackItGreen is now indebted to or under any financial obligation to PackItGreen on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(o)

No Dividends. No dividends or other distributions on any shares in the capital of PackItGreen have been made, declared or authorized since the date of the PackItGreen Financial Statements;

(p)

No Payments. No payments of any kind have been made or authorized since the date of the PackItGreen Financial Statements to or on behalf of the PackItGreen Shareholders or to or on behalf of officers, directors, shareholders or employees of PackItGreen or under any management agreements with PackItGreen, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(q)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting PackItGreen, except as set forth in the PackItGreen Financial Statements;

(r)

No Adverse Events. Since December 31, 2007:

(i)

there has not been any material adverse change in the consolidated financial position or condition of PackItGreen, its liabilities or the PackItGreen Assets or any damage, loss or other change in circumstances materially affecting PackItGreen, the PackItGreen Business or the PackItGreen Assets or PackItGreen’s right to carry on the PackItGreen Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting PackItGreen, the PackItGreen Business or the PackItGreen Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by PackItGreen to the PackItGreen Shareholders or to any of PackItGreen's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

the PackItGreen Business has been and continues to be carried on in the ordinary course,

(v)

PackItGreen has not waived or surrendered any right of material value,

(vi)

PackItGreen has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

(vii)

no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

PackItGreen - Income Tax Matters

(s)

Tax Returns. All tax returns and reports of PackItGreen required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by PackItGreen or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(t)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by PackItGreen. PackItGreen is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

PackItGreen - Applicable Laws and Legal Matters

(u)

Licenses. PackItGreen holds all licenses and permits as may be requisite for carrying on the PackItGreen Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the PackItGreen Business;

(v)

Applicable Laws. PackItGreen has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the PackItGreen Business, and, to the knowledge of the PackItGreen Shareholders, PackItGreen is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the PackItGreen Business;

(w)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to PackItGreen, the PackItGreen Business, or any of the PackItGreen Assets, nor do the PackItGreen Shareholders have any knowledge of any deliberate act or omission of PackItGreen that would form any material basis for any such action or proceeding;

(x)

No Bankruptcy. PackItGreen has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against PackItGreen and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of PackItGreen;

(y)

Labor Matters. PackItGreen is not party to any collective agreement relating to the PackItGreen Business with any labor union or other association of employees and no part of the PackItGreen Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the PackItGreen Shareholders, has made any attempt in that regard;

(z)

Finder's Fees. PackItGreen is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(aa)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of PackItGreen;

(bb)

No Violation or Breach. The execution and performance of this Agreement will not

(i)

violate the charter documents of PackItGreen or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which PackItGreen is a party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, PackItGreen Material Contracts, or any right or rights enjoyed by PackItGreen,

(iii)

result in any alteration of PackItGreen's  obligations under any agreement to which PackItGreen  is a party including, without limitation, the PackItGreen Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the PackItGreen Assets,

(v)

result in the imposition of any tax liability to PackItGreen relating to PackItGreen Assets or the PackItGreen Shares, or

(vi)

violate any court order or decree to which either PackItGreen is subject;

PackItGreen Assets - Ownership and Condition

(cc)

Business Assets. The PackItGreen Assets, comprise all of the property and assets of the PackItGreen Business, and neither the PackItGreen Shareholders nor any other person, firm or corporation owns any assets used by PackItGreen in operating the PackItGreen Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules “N” or “Q” hereto;

(dd)

Title. PackItGreen is the legal and beneficial owner of the PackItGreen Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules “N” or “Q” hereto;

(ee)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the PackItGreen Assets;

(ff)

PackItGreen Insurance Policies. PackItGreen maintains the public liability insurance and insurance against loss or damage to the PackItGreen Assets and the PackItGreen Business as described in Schedule “P” hereto;

(gg)

PackItGreen Material Contracts. The PackItGreen Material Contracts listed in Schedule “R” constitute all of the material contracts of PackItGreen;

(hh)

No Default. There has not been any default in any material obligation of PackItGreen or any other party to be performed under any of PackItGreen Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule “R”), and PackItGreen is not aware of any default in the obligations of any other party to any of the PackItGreen Material Contracts;

(ii)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of PackItGreen.  PackItGreen is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

PackItGreen Assets - PackItGreen Equipment

(jj)

PackItGreen Equipment. The PackItGreen Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

PackItGreen Assets - PackItGreen Goodwill and Other Assets

(kk)

PackItGreen Goodwill. PackItGreen carries on the PackItGreen Business only under the name "PackItGreen Technologies, Inc." and variations thereof and under no other business or trade names. The PackItGreen Shareholders do not have any knowledge of any infringement by PackItGreen of any patent, trademark, copyright or trade secret;

The Business of PackItGreen

(ll)

Maintenance of Business. Since the date of the PackItGreen Financial Statements, the PackItGreen Business has been carried on in the ordinary course and PackItGreen has not entered into any material agreement or commitment except in the ordinary course; and

(mm)

Subsidiaries. PackItGreen does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and PackItGreen does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2

The representations and warranties of PackItGreen contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time.  Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by JPG, the representations and warranties of PackItGreen shall survive the Closing.

ARTICLE 6

COVENANTS OF PACKITGREEN AND

THE PACKITGREEN SHAREHOLDERS

Covenants

6.1

PackItGreen and the PackItGreen Shareholders covenant and agree with JPG that they will:

(a)

Conduct of Business. Until the Closing, conduct the PackItGreen Business diligently and in the ordinary course consistent with the manner in which the PackItGreen Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business.  Until the Closing, use their best efforts to preserve the PackItGreen Business and the PackItGreen Assets and, without limitation, preserve for JPG PackItGreen’s relationships with their suppliers, customers and others having business relations with them;

(c)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the PackItGreen Assets, including the PackItGreen Material Contracts, notwithstanding the change in control of PackItGreen arising from the Acquisition;

Authorization

6.2

PackItGreen hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting PackItGreen to release any and all information in their possession respecting PackItGreen to JPG.  PackItGreen shall promptly execute and deliver to JPG any and all consents to the release of information and specific authorizations which JPG reasonably require to gain access to any and all such information.

Survival

6.3

The covenants set forth in this Article shall survive the Closing for the benefit of JPG.

ARTICLE 7

CONDITIONS PRECEDENT

Conditions Precedent in favor of JPG

7.1

JPG’s obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to JPG hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by PackItGreen or the PackItGreen Shareholders at or prior to the Closing will have been complied with or performed;

(c)

title to the PackItGreen Shares held by the PackItGreen Shareholders and to the PackItGreen Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the PackItGreen Shares shall be duly transferred to JPG;

(d)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of PackItGreen, its liabilities or the PackItGreen Assets or any damage, loss or other change in circumstances materially and adversely affecting PackItGreen, the PackItGreen Business or the PackItGreen Assets or PackItGreen's right to carry on the PackItGreen Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to PackItGreen or the PackItGreen Business (whether or not covered by insurance) materially and adversely affecting PackItGreen, the PackItGreen Business or the PackItGreen Assets;

(e)

the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

(f)

the transactions contemplated hereby shall have been approved by the Board of Directors and shareholders of PackItGreen;

(g)

on or prior to the Closing Date, PackItGreen and/or the PackItGreen Shareholders shall have acquired all of the ordinary shares held by PackItGreen Shareholders that are not participating in this Agreement so that JPG shall acquire 100% of the presently issued and outstanding PackItGreen Shares; and

(h)

on or prior to the Closing Date, PackItGreen shall have delivered the PackItGreen Financial Statements.

Waiver by JPG

7.2

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of JPG and any such condition may be waived in whole or in part by JPG at or prior to the Closing by delivering to PackItGreen a written waiver to that effect signed by JPG. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, JPG shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of PackItGreen and the PackItGreen Shareholders

7.3

The obligations of PackItGreen and the PackItGreen Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to PackItGreen hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by JPG at or prior to the Closing will have been complied with or performed;

(c)

JPG will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to PackItGreen at the Closing and the Acquisition Shares will be registered on the books of JPG in the name of the holder of PackItGreen Shares at the time of Closing;

(d)

title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(e)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of JPG, its subsidiaries, their liabilities or the JPG Assets or any damage, loss or other change in circumstances materially and adversely affecting JPG, the JPG Business or the JPG Assets or JPG’ right to carry on the JPG Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to JPG or the JPG Business (whether or not covered by insurance) materially and adversely affecting JPG, its subsidiaries, the JPG Business or the JPG Assets;

(f)

the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

(g)

the transactions contemplated hereby shall have been approved by the Board of Directors of JPG;

(i)

The director and officer of JPG shall provide his resignation, which shall be effective upon the Closing of the transaction;

(j)

Stand Harper shall have been appointed as the Chairman of the Board of the Board of Directors of JPG and Chief Executive Officer, and Richard Jackson.shall have been appointed as Director of the Board of Directors of JPG and Chief Financial Officer.

Waiver by PackItGreen and the PackItGreen Shareholders

7.4

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of PackItGreen and the PackItGreen Shareholders and any such condition may be waived in whole or in part by PackItGreen or the PackItGreen Shareholders at or prior to the Closing by delivering to JPG a written waiver to that effect signed by PackItGreen and the PackItGreen Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, PackItGreen and the PackItGreen Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5

The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $10.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6

Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before February 29, 2007 (the “Termination Date”), this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7

Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from PackItGreen and JPG and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that JPG will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of JPG’s filings with the Securities and Exchange Commission.

ARTICLE 8

RISK

Material Change in the Business of PackItGreen

8.1

If any material loss or damage to the PackItGreen Business occurs prior to Closing and such loss or damage, in JPG's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, JPG shall, within two (2) days following any such loss or damage, by notice in writing to PackItGreen, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to JPG' obligations to carry out the transactions contemplated hereby, be vested in PackItGreen or otherwise adequately secured to the satisfaction of JPG on or before the Closing Date.

Material Change in the JPG Business

8.2

If any material loss or damage to the JPG Business occurs prior to Closing and such loss or damage, in PackItGreen's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, PackItGreen shall, within two (2) days following any such loss or damage, by notice in writing to JPG, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to PackItGreen's obligations to carry out the transactions contemplated hereby, be vested in JPG or otherwise adequately secured to the satisfaction of PackItGreen on or before the Closing Date.

ARTICLE 9

CLOSING

Closing

9.1

The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing on Closing Date in accordance with the closing procedure set out in this Article.

Documents to be Delivered by PackItGreen

9.2

On or before the Closing, PackItGreen and the PackItGreen Shareholders will deliver or cause to be delivered to JPG:

(a)

copies of the charter documents of PackItGreen, including amendments thereof, and all corporate records documents and instruments of PackItGreen, the corporate seal of PackItGreen and all books and accounts of PackItGreen;

(b)

certified copies of such resolutions and minutes of the shareholders and directors of PackItGreen as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(c)

an acknowledgement from PackItGreen and the PackItGreen Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

(d)

the certificates or other evidence of ownership of the PackItGreen Shares, together with such other documents or instruments required to effect transfer of ownership of the PackItGreen Shares to JPG; and

(e)

such other documents as JPG may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by JPG

9.3

On or before the Closing, JPG shall deliver or cause to be delivered to PackItGreen and the PackItGreen Shareholders:

(a)

share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of PackItGreen Common Stock;

(b)

certified copies of such resolutions of the directors of JPG as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(c)

a certified copy of a resolution of the directors of JPG dated as of the Closing Date appointing the nominees of PackItGreen as officers of PackItGreen and appointing the nominee of the PackItGreen Shareholders to the board of directors of JPG;

(d)

undated resignations of all of the officers and directors of JPG as of the Closing Date;

(e)

an acknowledgement from JPG of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

(f)

certificate or incorporation and good standing certificate of JPG; and

(g)

such other documents as PackItGreen may reasonably require to give effect to the terms and intention of this Agreement.

ARTICLE 10

POST-CLOSING MATTERS

Forthwith after the Closing, JPG, PackItGreen and the PackItGreen Shareholders, as the case may be, agree to use all their best efforts to:

(a)

change the name of JPG to “PackItGreen Holdings Corp..” of such other name as determined by the Board of Directors of JPG.

ARTICLE 11

GENERAL PROVISIONS

Arbitration

11.1

The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith.  If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2

Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3

The address for service of notice of each of the parties hereto is as follows:

(a)

JPG:

John P. Greeley

JPG Associates, Inc.

846 Glendale Road

Wilbraham, MA  01095

Attention: John P. Greeley

Telephone No. 413-596-6767

cc:

Gary B. Wolff, P.C.

488 Madison Avenue, Suite 1100

New York, New York 10022

Telephone No.: 212-644-64466

Facsimile No.:

  212-644-6498

(b)

PackItGreen or the PackItGreen Shareholders:

3420 Ocean Park Blvd. Suite 3000

Santa Monica, CA 90405

Attention: Stan Harper, President

Telephone no. 310.450.9100

Facsimile no.  310.542.6600

Change of Address

11.4

Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5

Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6

Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7

The provisions contained herein constitute the entire agreement among PackItGreen, the PackItGreen Shareholders and JPG respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among PackItGreen, the PackItGreen Shareholders and JPG with respect to the subject matter hereof.

Enurement

11.8

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9

This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10

This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11

This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts located in Las Vegas, Nevada with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. All parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.  All parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding.  Nothing herein shall affect either party’s right to serve process in any other manner permitted by law.  All parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The party which does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys’ fees, incurred by the prevailing party in connection with such dispute.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

JPG ASSOCIATES, INC.

By:_ _________________________

Name: John P. Greeley

Title: President

PACKITGREEN HOLDINGS, INC.

By:_ _________________________

Name:

Title:

SHAREHOLDERS OF PACKITGREEN HOLDINGS, INC.

______________________________

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Name:

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Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

Schedule A

Schedule B